EXHIBIT 10.4






                                 TBC CORPORATION

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                         (EFFECTIVE JANUARY 1, 1989 AND
                         AMENDED EFFECTIVE JULY 1, 1992)


           1.  PURPOSE OF THE PLAN.  The purpose of this  Deferred  Compensation
               --------------------
Plan (the "Plan") is to provide a procedure whereby a member of the Board of Directors (a "Director") of TBC Corporation (the "Company") may defer the payment of all or a specified part of the compensation payable to him for services as a Director (which, for the purpose of the Plan, shall include compensation for services as a member of a committee of the Board of Directors).

           2.  ELECTION TO DEFER.
               -----------------

           (a) A Director may elect to defer the payment of all or a specified part of the compensation payable for services as a Director by executing a Director's Election (the "Election") and delivering such Election to the Secretary of the Company. The Election shall be effective as of the first day of the next succeeding calendar quarter. In the case, however, of a person who has been elected to serve as a Director but whose term has not yet commenced, the Election shall be effective as of such date as may be specified in the Election. In either such case, the Election shall apply only to compensation payable for services rendered on or after the effective date of the Election. The Election shall remain in effect until terminated or changed as provided in this Plan.

           (b) A Director may terminate any Election relating to future services by giving written notice of termination to the Secretary of the Company. A Director may change any Election relating to future services by executing a revised Election and delivering such Election to the Secretary of the Company. Any such termination or change in the amount to be deferred shall be effective only with respect to compensation payable for services as a Director on or after the first day of the next succeeding calendar quarter.

           3.  DIRECTORS' ACCOUNTS.
               -------------------

           (a) The Company shall establish and maintain a separate account for each Director who has elected to defer compensation in which shall be recorded the amount of the Director's deferred

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compensation  pursuant  to this  Plan.  The  Company  shall  credit to each such account, on a daily basis,  interest on the amount then credited to such account
(including   all  previous   credits  to  such  account  by  operation  of  this
subparagraph (a)) computed at an annual rate which is equal to the composite bond yield for single A Bonds, rounded to the nearest 1/10 of 1%, as published in the Standard & Poor's Corporate and Government Bond Yield Index (or such similar index as the Compensation Committee of the Board of Directors shall select) for the month last preceding the beginning of the then current calendar quarter.

           (b) Each Director's account shall be solely a memorandum account, and title to and beneficial ownership of any amounts credited thereto shall at all times remain in the Company. The effect of a Director's agreement to defer compensation is simply to create an unfunded and unsecured promise to pay deferred compensation to the Director, his estate or the Director's beneficiaries, in accordance with the terms of the Plan. Nothing contained in the Plan and no deferral of payment pursuant to the Plan shall by itself create or be construed to create a trust of any kind, or a fiduciary relationship of any kind between the Company and any Director, his estate, or any beneficiary of such Director designated pursuant to paragraph 4(e), or any other person. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void.

           4.  PAYMENT OF DEFERRED COMPENSATION.
               --------------------------------

           (a) A Director may receive payment of the total credited to his account (i) in one lump sum payment at the time he ceases to be a Director, or
(ii) in equal annual installments during no more than the 10 calendar years commencing with the calendar year next following the calendar year in which he ceases to be a Director, or (iii) in a combination of such lump sum and annual installments. The method of receiving the amount credited to a Director's account shall be specified in the Election executed pursuant to paragraph 2.

           (b) Unless a different manner of payment is selected pursuant to (a) above, payment of the total amount credited to a Director's account at the time he ceases to be a Director shall be paid to him in 10 equal annual installments.

           (c) The first annual  installment  payment,  whether made pursuant to
(a) or (b) above, shall be paid before the fifteenth business day of the calendar year first following the year in which the Director ceases to be a Director, and subsequent installments shall be paid before the fifteenth business day of

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each succeeding calendar year until the entire amount credited to the Director's account shall have been paid.

           (d) To each installment payment there shall be added, and paid to the former Director, an amount equal to the interest credited, since the date of the last previous installment payment, to the former Director's account pursuant to paragraph 3(a).

           (e) If all of the payments required by this paragraph 4 shall not have been made to a former Director prior to his death, then after his death such payments shall be made to such beneficiary or beneficiaries as he shall have designated on the Election delivered to the Secretary of the Company or, failing such written designation, to his estate. The Director may, by delivery of a revised Election to the Secretary of the Company prior to his death, change the payee to whom such payment is made.

           (f) Notwithstanding the preceding provisions of this paragraph 4, if the total amount credited to a Directors's account at the time he ceases to be a Director is less than $10,000, payment of such amount shall be made to him in one lump sum at the time he ceases to be a Director.

           (g) The time and/or manner of payment provided in the Plan or chosen by the Director may be changed by the Compensation Committee of the Board of Directors, in its sole discretion, but only, unless the Compensation Committee determines otherwise, in the event of a severe financial hardship to the Director resulting from a sudden and unexpected illness or accident to the Director, or to a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Director, loss of the Director's property due to casualty, or other similar extraordinary and unforseeable circumstances arising as a result of events beyond the control of the Director.

           5. ADMINISTRATION. The Plan shall be administered by the Compensation
              ---------------
Committee of the Board of Directors. The decision of the Compensation Committee shall be final and binding with respect to the interpretation, construction and application of the Plan. The Compensation Committee may refer to the Board of Directors the exercise of any power, authority or discretion assigned to it in the Plan and, in such case, the decision of the Board shall have the same effect as that therein ascribed to a decision of the Compensation Committee. The Secretary of the Company may delegate to any Assistant Secretary any or all of the functions assigned to the Secretary in the Plan.

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           6.  AMENDMENT OR  TERMINATION.  The Board of  Directors  may amend or
               -------------------------
terminate the Plan at any time. No amendment or termination of the Plan shall void an agreement already in effect for the then current calendar quarter or any preceding calendar quarter, nor adversely affect the right of a former Director, his estate or designated beneficiaries to payments in accordance with paragraph 4 of amounts credited to his account prior to such amendment or termination
together  with  amounts  credited  thereto   subsequent  to  such  amendment  or
termination pursuant to paragraph 3(a).

           7.  NONASSIGNABILITY.  No right or benefit  under this  Plan  may  be
               ----------------
sold, assigned, alienated, pledged or charged.


































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                                 TBC CORPORATION
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                               Director's Election
                               -------------------

           In accordance with the provisions of the Deferred Compensation Plan for Directors (the "Plan") of TBC Corporation (the "Company"), I elect:

           1. To defer ____% of all compensation payable to me for my services as a Director and as a member of a committee of the Board of Directors of the Company which are rendered during the calendar quarter beginning _______, 19__, and succeeding calendar quarters.

           2. To receive payment of the amount credited to my deferred compensation account in the following manner (I have lined out the methods not applicable):

                      a. In equal annual installments during the ___ (not to exceed 10) calendar years commencing with the calendar year next following the calendar year in which I cease to be a Director.

                      b. In one lump sum payment at the time I cease to be a Director.

                      c. In the following combination of (i) a lump sum at the time I cease to be a Director and (ii) annual installments commencing with the calendar year next following the calendar year in which I cease to be a Director:

                      -  $__________ in a lump sum;
                      - the balance in ___ (not to exceed 10) equal annual installments.

           3. To have any payments required by paragraph 2 above which have not been made to me prior to my death, paid after my death to:

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Date                                      Signature of Director

                  The  undersigned,   Secretary  of  the  Company,  acknowledges
receipt of the above election on _____________, 19__.

                                                  ----------------------------
                                                  Secretary

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